UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 19, 2022

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a material definitive agreement.

On April 19, 2022, Amphastar Nanjing Pharmaceuticals, Inc. (“ANP”), the Chinese subsidiary of Amphastar Pharmaceuticals, Inc. (the “Company”), entered into a contract manufacturing agreement (the “Agreement”) with Nanjing Hanxin Pharmaceutical Technology Co., Ltd. (“Hanxin”). Pursuant to the Agreement, Hanxin will develop several active pharmaceutical ingredients and finished products (the “Products”) for the Chinese market and will engage ANP to manufacture the Products on a cost plus basis (the “Transaction”). In addition, Hanxin will commit to purchase minimum purchase quantities from ANP subject to the terms and conditions set forth in the Agreement, including Hanxin filing for and obtaining any required marketing authorizations. Each of ANP and Hanxin have made customary representations, warranties and covenants in the Agreement.

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, and June 30, 2021, Dr. Jack Zhang, Dr. Mary Luo and certain members of their family beneficially own a majority of the equity interest in Hanxin, and the Agreement with Hanxin represents a related party transaction. Accordingly, the independent disinterested members of the Company’s Board of Directors evaluated and approved the Transaction and entry into the Agreement following their review of applicable considerations

The foregoing is a brief description of the material terms of the Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the copies of the Agreement that will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”) for the fiscal quarter ending June 30, 2022 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: April 22, 2022
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer and Executive Vice President